Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of West Mountain Distressed Debt, Inc. (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Brian L. Klemsz, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

WEST MOUNTAIN DISTRESSED DEBT, INC.

Date: August 11, 2010	By:	/s/ Brian L. Klemsz
Brian L. Klemsz Chief Executive Officer Chief Financial Officer